Exhibit 10.3

EXECUTION VERSION

REFINANCING AMENDMENT

REFINANCING AMENDMENT, dated as of March 10, 2017 (this “Amendment”), by and among the Lenders party hereto, MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC. (f/k/a M/A-COM Technology Solutions Holdings, Inc.), a Delaware corporation (the “Borrower”), and GOLDMAN SACHS BANK USA (“GS”), as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement referred to below.

RECITALS:

WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of May 8, 2014 (as amended by (i) that certain Incremental Amendment thereto, dated as of February 13, 2015, (ii) that certain Incremental Term Loan Amendment thereto, dated as of August 31, 2016, (iii) that certain Second Incremental Amendment, dated as of the date hereof and (iv) that certain Amendment No. 4 to Credit Agreement, dated as of the date hereof, the “Credit Agreement,” and, as amended by this Amendment, the “Amended Credit Agreement”), among the Borrower, each Lender from time to time party thereto and GS as the Administrative Agent, the Collateral Agent, the Swing Line Lender and an L/C Issuer (capitalized terms used but not defined herein having the meanings provided in the Credit Agreement);

WHEREAS, pursuant to Section 2.15 of the Credit Agreement and subject to the terms and conditions contained herein, the Borrower has requested that the outstanding Initial Term Loans (as such definition is amended hereby) be refinanced with a new term facility (the “Refinancing Term Facility”) by obtaining Refinancing Term Commitments (as defined in Section 4(b) of this Amendment) and having existing Initial Term Loans be continued as provided herein;

WHEREAS, the loans under the Refinancing Term Facility (the “Refinancing Term Loans”) will replace and refinance the currently outstanding Initial Term Loans;

WHEREAS, except as otherwise provided herein, the Refinancing Term Loans will have the same terms as the Initial Term Loans currently outstanding under the Credit Agreement;

WHEREAS, each existing Term Lender that executes and delivers a lender addendum in the form attached hereto as Exhibit A (a “Lender Addendum (Cashless Roll)”) and in connection therewith agrees to continue all of its outstanding Initial Term Loans as Refinancing Term Loans (such continued Initial Term Loans, collectively, the “Continued Term Loans”, and such Lenders, collectively, the “Continuing Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) agree to continue all of its existing Initial Term Loans (such existing Initial Term Loans, collectively, the “Existing Term Loans”, and the Lenders of such Existing Term Loans, collectively, the “Existing Term Lenders”) outstanding on the Refinancing Amendment Effective Date (as defined below) as Refinancing Term Loans in a principal amount equal to the aggregate principal amount of such Existing Term Loans so continued (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Refinancing Amendment Effective Date);

WHEREAS, each Person (other than a Continuing Term Lender in its capacity as such) that executes and delivers a lender addendum in the form attached hereto as Exhibit B (a “Lender Addendum (Additional Term Lender)” and, collectively with each Lender Addendum (Cashless Roll), the “Lender Addenda” and, each, a “Lender Addendum”)) and agrees in connection therewith to make Refinancing Term Loans (collectively, the “Additional Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) commit to make Refinancing Term Loans to the Borrower on the Refinancing Amendment Effective Date (the “Additional Term Loans”) in such amount (not in excess of any such commitment) as is determined by the Administrative Agent and notified to such Additional Term Lender;

WHEREAS, the proceeds of the Additional Term Loans will be used by the Borrower to repay in full the outstanding principal amount of the Existing Term Loans that are not continued as Refinancing Term Loans by Continuing Term Lenders;

WHEREAS, the Continuing Term Lenders and the Additional Term Lenders (collectively, the “Refinancing Term Lenders”) are severally willing to continue their Existing Term Loans as Refinancing Term Loans and/or to make Refinancing Term Loans, as the case may be, subject to the terms and conditions set forth in this Amendment;

WHEREAS, Section 2.15(f) of the Credit Agreement provides that Commitments in respect of the Refinancing Term Loans shall become Commitments under the Credit Agreement pursuant to an amendment to the Credit Agreement executed by the Borrower, each Refinancing Term Lender and the Administrative Agent, and that such amendment may effect such amendments to the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of Section 2.15 of the Credit Agreement;

WHEREAS, the Borrower, the Refinancing Term Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein; and

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. Amendments to Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Consolidated First Lien Debt” means, as of any date of determination, Consolidated Total Debt of the Borrower and the Restricted Subsidiaries that is secured by a first priority Lien on any asset or property of the Borrower or any Guarantor.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

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“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Refinancing Amendment” means the Refinancing Amendment, dated as of the Refinancing Amendment Effective Date.

“Refinancing Amendment Effective Date” means March 10, 2017.

“Refinancing Term Loans” has the meaning assigned to such term in the Refinancing Amendment.

“Total First Lien Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated First Lien Debt as of the last day of such Test Period to (b) Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for such Test Period.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(b) The proviso to clause (a) of the definition of “Adjusted Eurocurrency Rate” is amended by deleting the text “that the Eurocurrency Rate with respect to Initial Term Loans will be deemed not to be less than 0.75% per annum” and substituting in lieu thereof the text “that the Eurocurrency Rate with respect to Initial Term Loans will be deemed not to be less than 0.00% per annum”.

(c) The proviso to the definition of “Base Rate” is amended by deleting the text “that the Base Rate with respect to Initial Term Loans will be deemed not to be less than 1.75% per annum” and substituting in lieu thereof the text “that the Base Rate with respect to Initial Term Loans will be deemed not to be less than 1.00% per annum”.

(d) Clause (a) of the definition of “Applicable Rate” is hereby amended and restated in its entirety as follows:

“with respect to Initial Term Loans, (i) until delivery of financial statements for the first full fiscal quarter commencing on or after the Refinancing Amendment Effective Date pursuant to Section 6.01, (A) 2.00% in the case of Base Rate Loans and (B) 3.00% in the case of Eurocurrency Rate Loans, and (ii) thereafter, the following percentages per annum, based upon the Total First Lien Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

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Pricing Level	Total First Lien Leverage Ratio	Base Rate	Eurocurrency Rate
1	≥ 2.00:1.00	2.00%	3.00%
2	< 2.00:1.00	1.75%	2.75%

Any increase or decrease in the Applicable Rate resulting from a change in the Total First Lien Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that, upon written notice to the Borrower from the Administrative Agent (at the direction of the Required Term Lenders) or the Required Term Lenders, the highest pricing level shall apply as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply);”

(e) Clause (ii) of the third paragraph of clause (c) of the definition of “Applicable Rate” is hereby amended and restated in its entirety as follows:

“(ii) the Applicable Rate shall be determined by reference to the corrected Compliance Certificate (but in no event shall the Lenders owe any amounts to the Borrower), and”

(f) The definition of “Defaulting Lender” is hereby amended and restated in its entirety as follows:

““Defaulting Lender” means, subject to Section 2.19(f), any Lender that (a) has failed to fund any portion of the Term Loans, Revolving Credit Loans, participations in L/C Obligations or participations in Swing Line Loans or any reimbursement amount required pursuant to clause (ii) of the third sentence of Section 2.02(b) required to be funded by it hereunder within two (2) Business Days of the date required to be funded by it hereunder (or, in the case of Swing Line Loans, required to be funded by it hereunder within one (1) Business Day of the date required to be funded by it hereunder), (b) has otherwise failed to pay over to the Administrative Agent, any L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (c) has notified the Borrower, the Administrative Agent, any L/C Issuer, the Swing Line Lender or any other Lender in writing that it does not intend to comply with its funding obligations hereunder, or generally under other agreements in which it commits to extend credit, or has made a public statement to that effect, (d) has failed, within three (3) Business Days after written request by the Administrative Agent, any L/C Issuer or the Borrower, to confirm in writing to the Administrative Agent, such L/C Issuer or the Borrower, in a manner reasonably satisfactory to the Administrative Agent, such L/C Issuer or the Borrower, as applicable, that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (d) upon receipt of such written confirmation by the Administrative Agent, such L/C Issuer and the Borrower) or (e) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or

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similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.”

(g) The proviso to clause (iii) of the first proviso to the definition of “Incremental Equivalent Debt” is amended by deleting the text “made on the Closing Date” and substituting in lieu thereof the text “made on the Refinancing Amendment Effective Date”.

(h) The definition of “Initial Term Commitment” is hereby amended and restated in its entirety as follows:

““Initial Term Commitment” means, as to each Term Lender, its obligation: (i) prior to the Refinancing Amendment Effective Date, to make an Initial Term Loan to the Borrower pursuant to Section 2.01(a) on the Closing Date in an aggregate amount not to exceed the amount set forth opposite such Term Lender’s name in Schedule 2.01 (as in effect on the Closing Date) under the caption “Initial Term Commitment,” as such amount may be adjusted from time to time in accordance with this Agreement or (ii) on or after the Refinancing Amendment Effective Date, (a) to continue its Initial Term Loan made on the Closing Date as a Refinancing Term Loan or (b) to make a Refinancing Term Loan in the amount provided for in the Refinancing Amendment, in each case, in an aggregate amount not to exceed the amount set forth opposite such Term Lender’s name in Schedule 2.01 (as in effect on the Refinancing Amendment Effective Date) under the caption “Initial Term Commitment,” as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14). The aggregate amount of the Initial Term Commitments on, and after giving effect to, the Refinancing Amendment Effective Date is $589,974,489.99.”

(i) The definition of “Initial Term Loans” is hereby amended and restated in its entirety as follows:

““Initial Term Loans” means (i) prior to the Refinancing Amendment Effective Date, the Term Loans made by the Lenders on the Closing Date to the Borrower pursuant to Section 2.01(a) or (ii) on and after the Refinancing Amendment Effective Date, any Refinancing Term Loans.”

(j) The last sentence in the definition of “Lender” is hereby amended and restated in its entirety as follows:

“As of the Refinancing Amendment Effective Date, Schedule 2.01 sets forth the name of each Lender.”

(k) The definition of “Responsible Officer” is hereby amended by replacing the phrase “any document delivered by a Loan Party on the Closing Date” where used therein with the phrase “any document delivered by a Loan Party on the Closing Date or the Refinancing Amendment Effective Date”.

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(l) Section 1.08(b) of the Credit Agreement is hereby amended to insert the text “the Total First Lien Leverage Ratio,” after the text “the Total Net Leverage Ratio,” in the last sentence thereof.

(m) Section 1.08(d) of the Credit Agreement is hereby amended to insert the text “the Total First Lien Leverage Ratio,” after the text “the Total Net Leverage Ratio,” in each instance where such text occurs the first sentence thereof.

(n) Section 1.09(b) of the Credit Agreement is hereby amended to insert the text “the Total First Lien Leverage Ratio,” after the text “the Total Net Leverage Ratio,”.

SECTION 2. Amendments to Articles II, III and X of the Credit Agreement.

(a) Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to the terms and conditions set forth herein, each Term Lender with an Initial Term Commitment severally agrees to make to the Borrower a single loan denominated in Dollars equal to such Lender’s Initial Term Commitment on the Closing Date. Following the making of the Refinancing Term Loans or the continuation of Initial Term Loans as Refinancing Term Loans, as applicable, on the Refinancing Amendment Effective Date, the Refinancing Term Loans shall constitute Initial Term Loans and Term Loans, as applicable, in all respects.”

(b) Section 2.06(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Mandatory. The Initial Term Commitment of each Term Lender was automatically and permanently reduced to $0 upon the making of such Term Lender’s Initial Term Loans made by it on the Closing Date, pursuant to Section 2.01. The Initial Term Commitment of each Term Lender shall be automatically and permanently reduced to $0 upon the making of Refinancing Term Loans or the continuation of Initial Term Loans as Refinancing Term Loans, as applicable, on the Refinancing Amendment Effective Date. The Revolving Credit Commitments shall terminate on the applicable Maturity Date for each such Facility.”

(c) Clause (i) of Section 2.07(a), prior to the proviso thereto, of the Credit Agreement is hereby amended and restated in its entirety as follows:

“on the last Business Day of each March, June, September and December, commencing with the first full fiscal quarter after the Refinancing Amendment Effective Date, an aggregate Dollar Amount equal to 0.25% of the aggregate principal Dollar Amount of all Initial Term Loans outstanding on the Refinancing Amendment Effective Date after giving effect to the Refinancing Amendment (as such repayment shall be reduced as a result of the application of prepayments in accordance with the order of priority determined under Section 2.05)”.

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(d) Section 2.14(b)(i)(x) of the Credit Agreement is hereby amended by deleting the text “made on the Closing Date” and substituting in lieu thereof the text “made on the Refinancing Amendment Effective Date”.

(e) Section 2.14(b)(v) of the Credit Agreement is hereby amended by deleting the text “made on the Closing Date” and substituting in lieu thereof the text “made on the Refinancing Amendment Effective Date”.

(f) Section 2.15(e)(i) of the Credit Agreement is hereby amended by deleting the text “made on the Closing Date” and substituting in lieu thereof the text “made on the Refinancing Amendment Effective Date”.

(g) The proviso in clause (i) of Section 2.19(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, and subject to Section 10.25, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender)”.

(h) Section 2.23 of the Credit Agreement is hereby amended by deleting the text “the six month anniversary of the Incremental Term Loan Effective Date” and substituting in lieu thereof the text “the six month anniversary of the Refinancing Amendment Effective Date”.

(i) The penultimate paragraph of Section 3.07 of the Credit Agreement is hereby amended by deleting the text “the six month anniversary of the Incremental Term Loan Effective Date” and substituting in lieu thereof the text “the six month anniversary of the Refinancing Amendment Effective Date”.

(j) Section 10.01(c) of the Credit Agreement is hereby amended to insert the text “, the Total First Lien Leverage Ratio” after the text “the Total Net Leverage Ratio”.

(k) Article X of the Credit Agreement is hereby amended by adding the following new Section 10.25 thereto:

“Section 10.25 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution and (b) the effects of any Bail-in Action on any such liability, including, if applicable, (i) a reduction in full or in part or cancellation of any such liability, (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments

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of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

SECTION 3. Amendments to the Schedules and Exhibits to the Credit Agreement.

(a) Schedule 2.01 to the Credit Agreement is hereby amended by deleting the second table contained therein and substituting in lieu thereof the table set forth on Exhibit C attached hereto.

(b) Exhibit C to the Credit Agreement is hereby replaced with the revised Exhibit C to the Credit Agreement attached hereto as Exhibit D.

SECTION 4. Refinancing Term Loans.

(a) Subject to the terms and conditions set forth herein (i) each Continuing Term Lender agrees to continue all (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Refinancing Amendment Effective Date) of its Existing Term Loans as a Refinancing Term Loan on the Refinancing Amendment Effective Date in a principal amount equal to such Continuing Term Lender’s Refinancing Term Commitment (as defined below); and (ii) each Additional Term Lender agrees to make a Refinancing Term Loan on such date to the Borrower in a principal amount equal to such Additional Term Lender’s Refinancing Term Commitment. For purposes hereof, a Person shall become a party to the Amended Credit Agreement and a Refinancing Term Lender as of the Refinancing Amendment Effective Date by executing and delivering to the Administrative Agent, on or prior to the Refinancing Amendment Effective Date, a Lender Addendum (Additional Term Lender) in its capacity as a Refinancing Term Lender. For the avoidance of doubt, the Existing Term Loans of a Continuing Term Lender must be continued in whole and may not be continued in part unless approved by the Administrative Agent.

(b) Each Additional Term Lender will make its Refinancing Term Loan on the Refinancing Amendment Effective Date by making available to the Administrative Agent, in the manner contemplated by Section 2.02 of the Credit Agreement, an amount equal to its Refinancing Term Commitment. The “Refinancing Term Commitment” (i) of any Continuing Term Lender will be the amount of its Existing Term Loans as set forth in the Register as of the Refinancing Amendment Effective Date (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Refinancing Amendment Effective Date), which shall be continued as an equal amount of Refinancing Term Loans, and (ii) of any Additional Term Lender will be such amount (not exceeding any commitment offered by such Additional Term Lender) allocated to it by the Administrative Agent and notified to it on or prior to the Refinancing Amendment Effective Date. The commitments of the Additional Term Lenders and the continuation undertakings of the Continuing Term Lenders are several, and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its Refinancing Term Loan. The Lenders having Existing Term Loans that are prepaid in connection with the making of the Refinancing Term Loans shall be entitled to the benefits of Section 3.05 of the Credit Agreement with respect thereto. The Continuing Term Lenders hereby waive the benefits of Section 3.05 of the Credit Agreement with respect thereto.

(c) The terms of the Refinancing Term Loans shall be identical to the terms of the Existing Term Loans for all purposes under the Amended Credit Agreement and the other Loan Documents (other than with respect to upfront fees, original issue discount and arrangement, structuring or similar fees payable in connection therewith) and the Refinancing Term Loans shall be subject to the provisions of the Credit Agreement and the other Loan Documents on the same basis as the Existing

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Term Loans. From and after the Refinancing Amendment Effective Date, each reference to an “Initial Term Loan” or “Initial Term Loans” in the Amended Credit Agreement shall be deemed a reference to the Refinancing Term Loans, each reference to a “Term Lender” in the Amended Credit Agreement shall be deemed a reference to a Refinancing Term Lender, and related terms will have correlative meanings mutatis mutandis (in each case, unless the context otherwise requires.

(d) Notwithstanding the foregoing (but except as set forth in Section 4(b) above), the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Term Lender in respect of such Lender’s Existing Term Loans to the same extent expressly set forth therein.

(e) The continuation of Continued Term Loans may be implemented pursuant to other procedures specified by the Administrative Agent, including by repayment of Continued Term Loans of a Continuing Term Lender followed by a subsequent assignment to it of Refinancing Term Loans in the same amount.

(f) For the avoidance of doubt, the Lenders hereby acknowledge and agree that, at the sole option of the Administrative Agent, any Lender with Existing Term Loans that are prepaid as contemplated hereby shall, automatically upon receipt of the amount necessary to purchase such Lender’s Existing Term Loans so replaced, at par, and pay all accrued interest thereon, be deemed to have assigned such Loans pursuant to a form of Assignment and Assumption and, accordingly, no other action by the Lenders, the Administrative Agent or the Loan Parties shall be required in connection therewith. The Lenders hereby agree to waive the notice requirements of Sections 2.05(a)(i) of the Credit Agreement in connection with the prepayment or replacement of Existing Term Loans contemplated hereby.

SECTION 5. Conditions to Effectiveness. This Amendment and the obligations of each Refinancing Term Lender hereunder shall become effective on the date hereof (such date, the “Refinancing Amendment Effective Date”) upon satisfaction (or, with respect to Sections 5(a)(ii), (iv) and (v) only, waiver by the Administrative Agent) of each of the following conditions:

(a) The Administrative Agent shall have received the following, each of which shall be originals, facsimiles or copies in .pdf form by electronic mail (followed promptly by originals):

(i) the Borrower’s counterpart signature page to this Amendment;

(ii) each Guarantor’s counterpart signature page to the acknowledgment attached to this Amendment;

(iii) executed Lender Addenda by the Continuing Lenders and the Additional Term Lenders;

(iv) a customary opinion from Ropes & Gray LLP, counsel to the Loan Parties;

(v) such certificates of good standing or status (to the extent that such concepts exist) from the applicable secretary of state (or equivalent authority) of the jurisdiction of organization of each Loan Party, a certificate of customary resolutions or other customary action of each Loan Party, a customary certificate of a Responsible Officer of each Loan Party and an incumbency certificate of each Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Refinancing Amendment Effective Date;

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(vi) copies of recent Uniform Commercial Code, tax and intellectual property Lien searches and copies of judgment searches, in each case, in each jurisdiction reasonably requested by the Administrative Agent in respect of the Loan Parties; and

(vii) a certificate, from the chief financial officer of the Borrower, attesting to the Solvency of the Borrower and its Restricted Subsidiaries, on a consolidated basis, on the Refinancing Amendment Effective Date after giving effect to the incurrence of the Refinancing Term Loans.

(b) Immediately before and immediately after giving effect to this Amendment, no Event of Default shall exist.

(c) Immediately before and immediately after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects.

(d) The Administrative Agent shall have received payment of all expenses required to be paid or reimbursed by any Loan Party under or in connection with this Amendment, including those expenses set forth in Section 12 hereof, in each case, to the extent invoiced in reasonable detail prior to the date hereof.

(e) The Administrative Agent and the Refinancing Term Lenders shall have received at least five (5) days prior to the Refinancing Amendment Effective Date all documentation and other information about the Borrower and each Guarantor reasonably requested in writing by them at least ten (10) days prior to the Refinancing Amendment Effective Date in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

(f) The Administrative Agent shall have received a certificate, dated the Refinancing Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming satisfaction of the conditions set forth in Sections 5(b) and 5(c) of this Amendment.

Other than the conditions set forth in this Section 5 and in Section 2.15(d) of the Credit Agreement, there are no other conditions (express or implied) to the Refinancing Amendment Effective Date. For purposes of determining compliance with the conditions specified in this Section 5 and in Section 2.15(d) of the Credit Agreement, each Refinancing Term Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder or thereunder to be consented to or approved by or acceptable or satisfactory to a Refinancing Term Lender under this Amendment unless the Administrative Agent shall have received notice from such Refinancing Term Lender prior to the Refinancing Amendment Effective Date specifying its objection thereto.

Notwithstanding any other provisions of this Amendment to the contrary, the Administrative Agent may appoint a fronting lender to act as the sole Additional Term Lender for purposes of facilitating funding on the Refinancing Amendment Effective Date. Accordingly, any Lender Addendum (Additional Term Lender) submitted by or on behalf of an Additional Term Lender other than such fronting lender will be deemed ineffective unless accepted by the Administrative Agent in its sole discretion.

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SECTION 6. Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and the Refinancing Term Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Sections 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 10. Reaffirmations. (a) The Borrower hereby expressly acknowledges the terms of this Amendment and acknowledges that the Refinancing Term Loans constitute Obligations under the Amended Credit Agreement, and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, and (ii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents to which it is a party.

(b) Each Guarantor, by signing the acknowledgment attached to this Amendment, in its capacity as a Guarantor under the Guaranty to which it is a party, acknowledges and agrees that the Refinancing Term Loans constitute Obligations under the Amended Credit Agreement and that the guarantee contained in the Guaranty is, and shall remain, in full force and effect immediately after giving effect to this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, and (ii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents to which it is a party.

SECTION 11. Effect of Amendment; References to the Credit Agreement; Miscellaneous. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect as amended by this Amendment (as applicable). All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Refinancing Amendment Effective Date be deemed to refer

11

to the Amended Credit Agreement, and, as used in the Amended Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Refinancing Amendment Effective Date, the Amended Credit Agreement.

SECTION 12. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 10.04 of the Amended Credit Agreement.

[Signature Pages Follow]

12

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer

[Refinancing Amendment]

GOLDMAN SACHS BANK USA,
as Administrative Agent

By:	/s/ Charles D. Johnston
Name	Charles D. Johnston
Title:	Authorized Signatory

GOLDMAN SACHS BANK USA, as the Incremental Term Lender

By:	/s/ Charles D. Johnston
Name:	Charles D. Johnston
Title:	Authorized Signatory

[Refinancing Amendment]

Acknowledged and agreed with respect to Section 10(b) of the Amendment to which this acknowledgment is attached by:

MACOM TECHNOLOGY SOLUTIONS INC.

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer

MINDSPEED TECHNOLOGIES, LLC

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer

NITRONEX, LLC

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer

BINOPTICS, LLC

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer

AEROFLEX / METELICS, INC.

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer

[Refinancing Amendment]

Exhibit A

LENDER ADDENDUM (CASHLESS ROLL) TO THE

REFINANCING AMENDMENT OF THE

CREDIT AGREEMENT

DATED AS OF MAY 8, 2014

This Lender Addendum (Cashless Roll) (this “Lender Addendum”) is referred to in, and is a signature page to, the Refinancing Amendment (the “Amendment”), by and among the Continuing Term Lenders (as defined therein), the Additional Term Lenders (as defined therein), MACOM Technology Solutions Holdings, Inc. (f/k/a M/A-COM Technology Solutions Holdings, Inc.), a Delaware corporation (the “Borrower”), and Goldman Sachs Bank USA (“GS”), as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), to that certain Credit Agreement, dated as of May 8, 2014 (as amended by (i) that certain Incremental Amendment thereto, dated as of February 12, 2015 and (ii) that certain Incremental Term Loan Amendment thereto, dated as of August 31, 2016, the “Credit Agreement”, and, as amended by the Amendment and that certain Second Incremental Amendment to the Credit Agreement, dated as of the date hereof, by and among Barclays Bank PLC, the Borrower and the Administrative Agent, the “Amended Credit Agreement”), among the Borrower, each Lender from time to time party thereto and GS as the Administrative Agent, the Collateral Agent, the Swing Line Lender and an L/C Issuer.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement and (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as Refinancing Term Loans pursuant to a cashless roll on the Refinancing Amendment Effective Date in the amount of its Refinancing Term Commitment.

Name of Institution:

Executing as a Continuing Term Lender:

By:

Name:
Title:

For any institution requiring a second signature line:

By:

Name:
Title:

[Refinancing Amendment – Lender Addendum (Cashless Roll)]

Exhibit B

LENDER ADDENDUM (ADDITIONAL TERM LENDER) TO THE

REFINANCING AMENDMENT OF THE

CREDIT AGREEMENT

DATED AS OF MAY 8, 2014

This Lender Addendum (Additional Term Lender) (this “Lender Addendum”) is referred to in, and is a signature page to, the Refinancing Amendment (the “Amendment”), by and among the Continuing Term Lenders (as defined therein), the Additional Term Lenders (as defined therein), MACOM Technology Solutions Holdings, Inc. (f/k/a M/A-COM Technology Solutions Holdings, Inc.), a Delaware corporation (the “Borrower”), and Goldman Sachs Bank USA (“GS”), as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), to that certain Credit Agreement, dated as of May 8, 2014 (as amended by (i) that certain Incremental Amendment thereto, dated as of February 12, 2015 and (ii) that certain Incremental Term Loan Amendment thereto, dated as of August 31, 2016, the “Credit Agreement”, and, as amended by the Amendment and that certain Second Incremental Amendment to the Credit Agreement, dated as of the date hereof, by and among Barclays Bank PLC, the Borrower and the Administrative Agent, the “Amended Credit Agreement”), among the Borrower, each Lender from time to time party thereto and GS as the Administrative Agent, the Collateral Agent, the Swing Line Lender and an L/C Issuer.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement (i) to have 100% of such Additional Term Lender’s Existing Term Loans prepaid on the Refinancing Amendment Effective Date and (ii) to purchase Refinancing Term Loans by assignment from Refinancing Term Lenders identified by the Administrative Agent, on or after the Refinancing Amendment Effective Date, in the amount of such Additional Term Lender’s Refinancing Term Commitment and (C) that on the Refinancing Amendment Effective Date it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder.

Name of Institution:

Executing as an Additional Term Lender:

By:

Name:
Title:

For any institution requiring a second signature line:

By:

Name:
Title:

[Refinancing Amendment – Lender Addendum (Additional Term Lender)]

LENDER SIGNATURE PAGES ON FILE WITH SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

Exhibit C

SCHEDULE 2.01 TO THE CREDIT AGREEMENT

[Attached.]

Exhibit C

Schedule 2.01

Lender	Initial Term Commitment
GOLDMAN SACHS BANK USA	$38,173,860.56
WEST CLO 2012-1 LTD C/O ALLIANZ GLOBAL INVESTORS	$2,438,721.81
WEST CLO 2013-1 LTD. C/O ALLIANZ GLOBAL INVESTORS	$4,974,489.80
WEST CLO 2014-1 LTD. C/O ALLIANZ GLOBAL INVESTORS	$4,387,500.00
WEST CLO 2014-2, LTD. C/O ALLIANZ GLOBAL INVESTORS	$4,005,075.19
AMMC CLO XII, LIMITED C/O AMERICAN MONEY MANAGEMENT	$945,895.54
AMMC CLO IX, LIMITED 4TH FLOOR BOUNDARY HALL	$497,448.98
AMMC CLO XIII, LIMITED 301 E 4TH ST FL 27	$975,000.00
AMMC CLO XIV, LIMITED C/O AMERICAN MONEY MANAGEMENT	$2,442,424.24
AMMC CLO 15, LIMITED C/O AMERICAN MONEY MANAGEMENT	$1,705,727.59
AMMC CLO 16 LIMITED C/O AMERICAN MONEY MANAGEMENT	$984,848.49
AMMC CLO 17 LIMITED C/O AMERICAN MONEY MGMT CORP	$982,505.37
AMMC CLO 18 LIMITED C/O AMERICAN MONEY MANAGEMENT	$994,897.96
AMMC CLO XI, LIMITED ,C/O AMERICAN MONEY MGMT CORP	$487,500.00
AMMC CLO 19, LIMITED (REF:AMERICAN MONEY MGMT CORP)	$994,897.96
ARES XXXVIII CLO LTD C/O ARES CLO MANAGEMENT II LLC	$2,667,516.14

Lender	Initial Term Commitment
ARES XXXIX CLO LTD. C/O ARES CLO MANAGEMENT II LLC	$3,396,571.89
ARES XXXIV CLO LTD. C/O ARES CLO MANAGEMENT LLC	$5,058,115.13
ARES XXXV CLO LTD. C/O ARES CLO MANAGEMENT LLC	$2,439,120.14
ARES XXXVII CLO LTD. C/O ARES CLO MANAGEMENT LLC	$4,426,742.30
ARES XXIV CLO LTD GENESIS TRUST & CORPORATE	$4,184,303.60
ARES XXIX CLO LTD. C/O ARES CLO MANAGEMENT XXIX,	$3,134,473.14
ARES XXV CLO LTD. C/O ARES CLO MANAGEMENT XXV	$2,341,442.86
ARES XXVI CLO LTD. C/O ARES CLO MGMT XXVI,L.P	$5,144,242.51
ARES XXVII CLO, LTD C/O ARES CLO MANAGEMENT	$2,207,748.52
ARES XXVIII CLO LTD C/O ARES CLO MANAGEMENT	$2,998,704.21
ARES XXX CLO LTD. C/O ARES CLO MANAGEMENT XXX,	$1,680,266.50
ARES XXXI CLO LTD C/O ARES CLO MANAGEMENT XXXI,	$7,699,626.57
ARES XXXII CLO LTD. C/O ARES CLO MANAGEMENT	$3,187,248.46
ARES XXXIII CLO LTD. C/O ARES CLO MANAGEMENT	$3,799,057.01
ARES ENHANCED CREDIT OPPORTUNITIES FUND B, LTD.	$2,313,716.19
ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD	$3,090,165.17
BABSON CAPITAL FLOATING RATE INCOME MASTER FUND LP	$3,392,525.71

Lender	Initial Term Commitment
BABSON CLO LTD. 2012-II C/O BARINGS LLC	$1,783,565.07
CM LIFE INSURANCE COMPANY C/O BARINGS LLC	$351,000.00
CITY OF NEW YORK GROUP TRUST C/O BARINGS LLC	$4,296,053.25
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	$1,599,000.00
BABSON CLO LTD. 2013-II C/O BARINGS LLC	$975,000.00
BABSON CLO LTD. 2014-III C/O BARINGS LLC	$3,322,380.99
BABSON CLO LTD. 2016-I C/O BARINGS LLC	$3,422,335.82
BARINGS CLO LTD. 2016-III REF: BARINGS LLC) (TRS ONLY)	$1,994,884.91
BNPP IP CLO 2014-1, LTD. C/O BNP PARIBAS ASSET	$2,925,000.00
BNPP IP CLO 2014-II, LTD. C/O BNP PARIBAS ASSET	$3,112,669.17
B&M CLO 2014-1, LTD C/O BRADFORD & MARZEC, LLC	$2,438,885.30
CITIZENS BANK, N.A. 28 STATE STREET	$7,761,575.73
MADISON PARK FDING XXII, LTD. C/O CREDIT SUISSE ASSET	$3,979,591.84
ERIE INSURANCE EXCHANGE C/O CREDIT SUISSE ASSET	$994,897.96
ERIE INDEMNITY COMPANY C/O CREDIT SUISSE ASSET	$497,448.98
(TRS) MADISON PARK FUNDING XXI LTD REF: CSAM, LLC	$6,964,285.72
APIDOS CLO XVIII C/O CVC CREDIT PARTNERS, LLC	$1,318,239.80

Lender	Initial Term Commitment
APIDOS CLO IX C/O CVC CREDIT PARTNERS LLC	$341,250.00
APIDOS CLO XI C/O CVC CREDIT PARTNERS, LLC	$1,196,862.25
APIDOS CLO X C/O CVC CREDIT PARTNERS LLC	$813,329.08
APIDOS CLO XII 712 FIFTH AVENUE, 10TH FLOOR	$578,035.71
APIDOS CLO XIV C/O CVC CREDIT PARTNERS, LLC	$681,007.65
APIDOS CLO XV C/O CVC CREDIT PARTNERS, LLC	$578,035.71
APIDOS CLO XVI C/O CVC CREDIT PARTNERS, LLC	$681,007.65
APIDOS CLO XVII C/O CVC CREDIT PARTNERS, LLC	$1,706,250.00
APIDOS CLO XX C/O CVC CREDIT PARTNERS, LLC	$218,877.55
SWISS CAPITAL PRO LOAN V PLC C/O CVC CREDIT PARTNERS, LLC	$179,081.63
APIDOS CLO XXI C/O CVC CREDIT PARTNERS, LLC	$218,877.55
APIDOS CLO XIX C/O CVC CREDIT PARTNERS, LLC	$578,035.71
APIDOS CLO XXII C/O CVC CREDIT PARTNERS, LLC	$1,767,932.39
SWISS CAPITAL PRO LOAN III PLC C/O CVC CREDIT PARTNERS, LLC	$198,979.59
SWISS CAPM ALT STRAT FD SPC- ALT STRAT 7 SP	$531,772.96
SC PRO LOAN VII LIMITED C/O CVC CREDIT PARTNERS, LLC	$99,489.80
SWISS CAP PRO LOAN VIII PLC C/O CVC CREDIT PARTNERS, LLC	$89,540.82

Lender	Initial Term Commitment
APIDOS CLO XXIII C/O CVC CREDIT PARTNERS, LLC	$1,767,932.38
APIDOS CLO XXIV C/O CVC CREDIT PARTNERS, LLC	$2,984,693.88
APIDOS CLO XXV C/O CVC CREDIT PARTNERS, LLC	$3,747,703.44
VIBRANT CLO IV, LTD. C/O DFG INVESTMENT ADVISERS,	$994,897.96
EATON VANCE FTG RATE PTF C/O BOSTON MGMT AND RESEARCH	$15,323,418.37
PACIFIC SELECT FUND-FLOATING RATE LOAN PORTFOLIO	$663,099.49
SENIOR DEBT PORTFOLIO 255 STATE STREET, 6TH FLOOR	$9,297,876.13
EATON VANCE SENIOR INCOME TRUST	$392,984.69
COLUMBIA FUNDS VAR SER TRUST II-VR PT-ETN VNCE FG-RTE INC	$663,099.49
MET INVESTORS SERIES TRUST - MET/EATON VANCE FLOATING RATE	$785,969.39
EATON VANCE CLO 2013-1 LTD. C/O EATON VANCE MANAGEMENT	$392,984.69
AGF FLOATING RATE INCOME FD 66 WELLINGTON STREET WEST	$343,737.25
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND	$5,893,775.51
EATON VANCE FLOATING-RATE INCOME PLUS FUND	$196,492.35
MULTI MANAGER GLBL INVSMNT TRUST-EATON VANCE BANK	$2,735,189.51
EATON VANCE CLO 2014-1, LTD C/O EATON VANCE MANAGEMENT	$1,547,066.33
EATON VANCE CLO 2015-1, LTD. C/O EATON VANCE MANAGEMENT	$2,418,609.53

Lender	Initial Term Commitment
MULTI MGR GBL INV TR-EATON VANCE BANK LOAN FD SER II C/O	$5,786,812.93
EATON VANCE LOAN HOLDING II LTD.	$99,489.80
MULTI MANAGER GLBL INVESTMENT TRUST - EATON VANCE LOAN FUND	$3,356,527.79
EATON VANCE VARIABLE TRUST - FLOATING-RATE INCOME FUND	$515,854.59
EATON VANCE LIMITED DURATION INCOME FUND	$1,056,084.18
EATON VANCE FLOATING-RATE INCOME TRUST	$883,966.84
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND	$147,244.90
EATON VANCE INTERNATIONAL (CAYM ISLDS) FLOATING-RATE INC	$687,474.49
EATON VANCE SENIOR FLOATING RATE TRUST	$810,344.39
OCEAN TRAILS CLO IV C/O FIVE ARRWS MNGRS NRTH AMR	$785,969.39
FRANKLIN LIMITED DURATION INCOME TRUST	$2,644,231.22
FRANKLIN INVESTORS SECURITIES TRUST-FRANKLIN FLOATING RATE	$20,170,924.89
CALIFORNIA PHYSICIANS’ SRVC- BLUE SHIELD OF CALIFORNIA	$757,120.88
FRANKLIN TEMPLETON SERIES II FUNDS - FRANKLIN FLOATING RATE	$2,604,240.61
FRANKLIN INVESTORS SECURITIES TRUST - FRANKLIN TOTAL RETURN	$241,432.58
FRANKLIN STRATEGIC INCOME FUND (CANADA)	$475,264.97
FRANKLIN STRATEGIC SERIES - FRANKLIN STRATEGIC INCOME FUND	$7,219,467.50

Lender	Initial Term Commitment
MET INVESTORS SERIES TRUST- MET/FRANKLIN LOW DURATION	$555,847.76
FRANKLIN INVESTORS SECURITIES TRUST-FRANKLIN LOW DURATION	$845,769.83
FRANKLIN INVESTORS SECURITIES TRUST-FRANKLIN REAL	$121,000.31
LVIP GLOBAL INCOME FUND C/O FRANKLIN ADVISERS, INC.	$100,484.60
FRANKLIN TEMPLETON VAR INS PROD TR-FRANKLIN STRAT INC	$765,358.61
FRANKLIN TEMPLETON SRS II FDS FRANKLIN MLTI-SECT CRED INC FD	$33,466.31
FRANKLIN FLTG RT MASTER TR- FRANKLIN MID TIER FLTG RT FD	$1,072,449.15
MDPIM CANADIAN LONG TERM BOND POOL C/O FRANKLIN ADVISERS INC	$65,073.37
FRANKLIN FLOATING RATE MASTER TRUST-FLOATING RATE MASTER SER	$8,427,962.43
COMMONWEALTH FIXED INTEREST FUND 17 C/O FRANKLIN TEMPLETON	$64,862.35
KANSAS PUBLIC EMPLOYEES RETIREMENT SYSTEM	$1,283,604.60
MDPIM CANADIAN BOND POOL C/O FRANKLIN TEMPLETON	$35,635.41
MD BOND FUND C/O FRANKLIN TEMPLETON	$108,145.75
GOLDENTREE LOAN OPPORTUNITIES XII, LIMITED	$4,974,489.80
SHERIDAN SQUARE CLO, LTD C/O GSO / BLACKSTONE DEBT	$1,005,076.14
DORCHESTER PARK CLO LIMITED C/O GSO / BLACKSTONE DEBT	$446,810.46
SSGA MASTER TRUST- BLACKSTONE/GSO SENIOR LOAN PTF	$1,787,241.84

Lender	Initial Term Commitment
WESTCOTT PARK CLO LTD. C/O GSO / BLACKSTONE DEBT	$1,989,795.92
BURNHAM PARK CLO LTD C/O GSO / BLACKSTONE DEBT	$1,685,964.81
BRISTOL PARK CLO, LTD. C/O GSO / BLACKSTONE DEBT	$1,685,964.81
JAY PARK CLO, LTD. C/O GSO / BLACKSTONE DEBT	$893,620.91
MUSASHI SECURED CREDIT FUND LTD	$1,701,940.83
MULTI MANAGER GLOBAL INVEST TRST-GSO SAKURA LOAN FUND 2015	$249,360.61
BLACKSTONE HARRINGTON PARTNERS L.P.	$1,492,346.94
PINNACLE PARK CLO, LTD. C/O GSO CAPITAL PARTNERS LP	$1,455,076.14
SENECA PARK CLO, LTD. C/O GSO / BLACKSTONE DEBT	$2,910,152.29
EMERSON PARK CLO, LTD. C/O GSO/BLACKSTONE DEBT FUNDS	$1,950,000.00
CLC LEVERAGED LOAN TRUST LEVEL 15 255 PITT STREET	$320,670.12
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.	$349,104.85
GUGGENHEIM U.S. LOAN FUND GUILD HOUSE, GUILD STREET	$6,466,836.74
GUGGENHEIM FUNDS TRUST- GUGGENGEIM TOTAL RETURN	$1,989,795.92
INDIANA UNIVERSITY HEALTH INC C/O GUGGENHEIM PARTNERS	$1,989,795.92
THE SOCIETY OF LLOYD’S C/O GUGGENHEIM PARTNERS	$299,232.74
SONOMA COUNTY EMPLOYEES RETIREMENT ASSC C/O GUGGENHEIM	$149,616.37

Lender	Initial Term Commitment
GUGGENHEIM LOAN MASTER FUND, LTD. C/O GUGGENHEIM	$2,387,755.10
SWISS CAPITAL PRO LOAN VIII PLC C/O GUGGENHEIM PARTNERS	$99,744.25
NOMURA MULTI MANAGERS FUND - GLOBAL BOND C/O GUGGENHEIM	$497,448.98
1828 CLO LTD. C/O GUGGENHEIM PARTNERS	$3,158,801.02
ASSOC ELCTRIC & GAS INS SVCS LTD C/O GUGGENHEIM PARTNERS	$621,811.22
MYL GLOBAL INVESTMENT TRUST- GGH LEVERAGED LOAN FUND	$1,417,729.59
ENDURANCE INVEST HOLDINGS LTD C/O GUGGENHEIM PARTNERS	$149,616.37
MULTI MANAGER GLOBAL INV TRUST - AMJ BANK LOAN FUND S 2	$4,071,882.69
HIGHBRIDGE LOAN MANAGEMENT 5-2015 LTD.	$1,469,923.85
HIGHBRIDGE LOAN MANAGEMENT 4-2014, LTD.	$2,925,000.00
MULTI MNGR GLBL INV TRST - AMJ BANK LOAN FUND	$2,309,262.12
HIGHBRIDGE LOAN MANAGEMENT 6-2015, LTD. C/O HIGHBRIDGE	$494,923.85
HPS LOAN MANAGEMENT 9-2016, LTD.	$746,173.47
MULTI MANAGER GLOBAL INVESTMENT TRUST - AMJ LOAN	$4,615,529.80
NEWMARK CAPITAL FUNDING 2013-1 CLO LTD.	$4,254,999.06
NEWMARK CAPITAL FUNDING 2014-2 CLO, LTD.	$4,254,999.03
MEDICAL LIABILITY MUTUAL INSURANCE CO.	$259,004.34

Lender	Initial Term Commitment
INVESCO SENIOR LOAN FUND C/O VAN KAMPEN MERRITT	$648,984.93
INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND	$891,912.86
RISERVA CLO LTD. C/O INVESCO RR FUND L.P.	$1,994,884.91
AIM COUNSELOR SERIES TR INVESCO FLOATING RATE FUND	$2,092,671.07
DIVERSIFIED CREDIT PORTFOLIO LTD	$502,328.85
CITY OF NEW YORK GROUP TRUST ONE CENTRE STREET ROOM 736	$184,465.85
BOC PNSON SCHEME TTEES LTD OBO BOC PNSON INV FND	$177,969.51
INVESCO ZODIAC FUNDS- INVESCO US SENIOR LOAN FUND	$6,576,697.19
NOMAD CLO, LTD C/O INVESCO SENIOR SECURED	$1,997,442.46
NORTH END CLO, LTD C/OINVESCO SENIOR SECURED MGMT	$259,255.25
LINDE PENSION PLAN TRUST C/OINVESCO SENIOR SECURED	$75,888.79
KAISER FOUNDATION HOSPITALS C/O INVESCO SENIOR SECURED	$294,690.25
LEXINGTON INSURANCE COMPANY C/O INVESCO SENIOR SECURED	$35,159.96
KAISER PERMANENTE GROUP TRUST C/O INVESCO SENIOR SECURED	$294,490.92
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.	$70,349.18
AMERICAN HOME ASSURANCE COMPANY C/O INVESCO SENIOR	$103,776.49
INVESCO BL FUND, LTD. C/O INVESCO SENIOR SECURED	$9,854.90

Lender	Initial Term Commitment
AMERICAN GENERAL LIFE INSURANCE COMPANY C/O INVESCO	$212,226.29
BLUE HILL CLO, LTD. C/O INVESCO SENIOR SECURED	$322,184.34
SENTRY INSURANCE A MUTUAL COMPANY	$136,638.67
LIMEROCK CLO II, LTD. C/O INVESCO SENIOR SECURED	$420,059.89
A VOCE CLO, LTD. C/O INVESCO SENIOR SECURED	$388,350.07
INVESCO SSL FUND LLC C/O INVESCO SENIOR SECURED	$407,756.04
MULT MGR GLB INV TR- INVESCO BANK LOAN FD SRS 2 C/O INVESCO	$1,307,757.62
VARIABLE ANNUITY LIFE INSURANCE COMPANY (THE)	$39,272.79
MYL GLOBAL INVEST TR-INVESCO POLARIS US BANK LOAN FUND	$63,096.80
LIMEROCK CLO III, LTD. C/O INVESCO SENIOR SECURED	$323,067.40
US LIFE INSURANCE CO. IN THE CITY OF NY (THE) C/O INVESCO	$32,270.30
BETONY CLO, LTD. C/O INVESCO SENIOR SECURED	$388,199.84
RECETTE CLO, LTD. C/O INVESCO SENIOR SECURED	$1,991,091.26
UPLAND CLO, LTD C/O INVESCO SENIOR SECURED	$1,591,874.35
GLBL MLTI PRT INV TRST-INVS LVRGD LOAN FND 2016 C/O	$261,233.06
GLOB MUL PORT INV TR-AMADABLUM US LEV LAON FD	$470,527.20
MULTI MANAGER GLOBAL INV TR- INVESCO LOAN FUND SERIES 3	$4,885,860.98

Lender	Initial Term Commitment
INVESCO ZODIAC FUNDS-INVESCO GLOBAL SENIOR LOAN SELECT FUND	$44,428.00
ANNISA CLO LTD C/O INVESCO SENIOR SECURED	$261,951.08
GLBAL MULTI PORTFOLIO INV TRST INVESCO US LEV LOAN FD 2016-9	$2,147,423.79
KAPITALFORENINGEN INVESTIN PRO US LEVERAGED LOANS I	$467,100.73
INVESCO SENIOR INCOME TRUST	$1,111,311.96
INVESCO US SENIOR LOAN 2021 LP C/O INVESCO ADVISERS INC	$3,560,000.00
JMP CREDIT ADVISORS CLO II LTD 3440 PRESTON RIDGE ROAD	$1,992,340.42
JMP CREDIT ADVISORS CLO III LTD. C/O JMP	$2,437,500.00
LCM XII LIMITED PARTNERSHIP C/O LCM ASSET MANAGEMENT LLC	$292,500.00
LCM XIII LIMITED PARTNERSHIP 399 PARK AVENUE	$292,500.00
LCM XIV LIMITED PARTNERSHIP C/O LCM ASSET MGMT LLC	$292,500.00
LCM XV LIMITED PARTNERSHIP C/O LCM ASSET MANAGEMENT LLC	$1,088,418.37
LCM XVI LIMITED PARTNERSHIP C/O LCM ASSET MANAGEMENT LLC	$1,223,724.49
LCM XVIII LIMITED PARTNERSHIP C/O LCM ASSET MANAGEMENT LLC	$1,243,622.45
LCM XVII LIMITED PARTNERSHIP C/O LCM ASSET MANAGEMENT LLC	$1,223,724.49
LCM XIX LIMITED PARTNERSHIP C/O LCM ASSET MANAGEMENT LLC	$1,492,346.94
LCM XX LIMITED PARTNERSHIP C/O LCM ASSET MANAGEMENT LLC	$1,379,432.32

Lender	Initial Term Commitment
LCM XXI LIMITED PARTNERSHIP C/O LCM ASSET MANAGEMENT LLC	$2,480,916.03
LCM XXII LTD C/O LCM ASSET MANAGEMENT LLC	$1,989,795.92
LCM XXIV FUNDING LLC C/O LCM ASSET MANAGEMENT LLC	$292,500.00
LCM XXIII LTD. C/O LCM ASSET MANAGEMENT LLC	$292,500.00
MACQUARIE BANK LTD NO 1 MARTIN PLACE	$497,448.98
VENTURE XI CLO, LIMITED 12 EAST 49TH STREET	$1,241,723.79
VENTURE XII CLO, LIMITED C/O MJX ASSET MANAGEMENT LLC	$984,948.98
VENTURE XIII CLO, LIMITED QUEENSGATE HOUSE,	$984,948.98
VENTURE XIV CLO, LIMITED C/O MJX ASSET MANAGEMENT LLC	$984,948.98
LONGFELLOW PLACE CLO, LTD. C/O NEWSTAR CAPITAL	$1,950,000.00
STANIFORD STREET CLO, LTD. C/O NEWSTAR CAPITAL LLC	$3,900,000.00
ARCH STREET CLO, LTD C/O NEWSTAR CAPITAL LLC	$1,989,795.92
OCTAGON INVESTMENT PARTNERS XVII, LTD. C/O OCTAGON CREDIT	$1,062,882.65
OCTAGON INVESTMENT PARTNERS XVIII LTD C/O OCTAGON	$497,448.98
OCTAGON INVESTMENT PARTNERS XIX, LTD. C/O OCTAGON CREDIT	$1,279,505.50
OCTAGON INVESTMENT PARTNERS XX , LTD. C/O OCTAGON CREDIT	$3,573,429.11
OCTAGON LOAN FUNDING, LTD. C/O OCTAGON CREDIT INVESTORS	$331,632.65

Lender	Initial Term Commitment
OCTAGON INVESTMENT PARTNERS XXII, LTD. C/O OCTAGON	$497,448.98
OCTAGON INVESTMENT PARTNERS XXIII, LTD. C/O OCTAGON	$497,448.98
OCTAGON INVESTMENT PARTNERS XXI, LTD. C/O OCTAGON CREDIT	$2,076,020.41
OCTAGON INVESTMENT PARTNERS 24, LTD. C/O OCTAGON CREDIT	$497,448.98
OCTAGON INVESTMENT PARTNERS 26, LTD.	$497,448.98
OCTAGON INV PARTNERS 27 LTD C/O OCTAGON CREDIT INVESTORS	$497,448.98
OCTAGON PAUL CREDIT FUND SERIES I, LTD.	$994,897.96
OCTAGON JOINT CREDIT TRUST SERIES I	$1,989,795.92
OCTAGON INVESTMENT PARTNERS XIV, LTD	$331,632.65
OCTAGON DELAWARE TRUST 2011 1932 WYNNTON ROAD	$1,492,346.94
OCTAGON INVESTMENT PARTNERS XV LTD.	$331,632.65
OCTAGON INVESTMENT PARTNERS XVI, LTD.	$1,062,882.65
OCTAGON INV PARTNERS 25, LTD. C/O OCTAGON CREDIT INV LLC	$497,448.98
OCTAGON INVESTMENT PARTNERS 28, LTD.	$3,979,591.84
VANTAGETRUST C/O PACIFIC FUND LIFE ADVISORS	$994,897.96
TRALEE CLO III LTD. C/O PAR-FOUR INVESTMENT	$975,000.00
ASCENSION ALPHA FUND LLC C/O PIONEER INSTITUTIONAL	$482,886.30

Lender	Initial Term Commitment
ASCENSION HEALTH MASTER PENSION TRUST	$220,898.93
PIONEER FLOATING RATE FUND 60 STATE STREET	$1,979,846.94
PIONEER MULTI-ASSET ULTRASHORT INCOME FUND	$397,959.18
PIONEER FLOATING RATE TRUST 60 STATE STREET	$1,733,714.78
PIONEER SOLUTIONS SICAV-GLOBAL FLOATING RATE INCOME C/O	$99,489.80
PIONEER INVESTMENTS DIVERSIFIED LOANS FUND C/O	$1,479,816.74
PIONEER DIVERSIFIED HIGH INCOME TRUST	$497,448.98
JNL/PPM AMERICA FLOATING RATE INCOME FUND, A SERIES OF	$984,948.98
EASTSPRING INVESTMENTS US BANK LOAN SPECIAL ASSET MOTHER	$609,438.78
RAYMOND JAMES BANK NATIONAL ASSOCIATION	$12,774,489.80
MOUNTAIN VIEW CLO 2013-1 LTD. C/O SEIX INVESTMENT ADVISORS	$975,000.00
SOUND HARBOR LOAN FUND 2014-1 LTD. C/O SOUND HARBOR PARTNERS	$1,950,000.00
TUOLUMNE GROVE CLO, LTD. C/O TALL TREE INVESTMENT	$2,703,673.08
NELDER GROVE, CLO, LTD. C/O TALL TREE INVESTMENT	$2,703,673.08
LOCKWOOD GROVE CLO, LTD. C/O TALL TREE INVESTMENT	$1,979,695.43
THL CREDIT SENIOR LOAN FUND C/O THL CREDIT ADVISORS LLC	$1,119,011.48
THL CREDIT WIND RIVER 2013-2 CLO LTD.	$1,035,937.50

Lender	Initial Term Commitment
THL CREDIT WIND RIVER 2014-1 CLO LTD C/O THL CREDIT	$2,071,875.00
RUSSELL INVESTMENT COMPANY- RUSSELL SHORT DURATION BOND FD	$497,448.98
THL CREDIT WIND RIVER 2014-2 CLO LTD. C/O THL CREDIT	$497,448.98
ILLINOIS STATE BOARD OF INVESTMENT	$1,035,937.50
THL CREDIT WIND RIVER 2012-1 CLO LTD.	$1,035,937.50
THL CREDIT WIND RIVER 2013-1 CLO LTD	$1,243,125.00
THL CRED WIND RIVER 2014-3 CLO LTD. C/O THL CRED SENIOR LOAN	$994,897.96
THL CREDIT WIND RIVER 2015-1 CLO LTD	$994,897.96
THL CREDIT WIND RIVER 2015-2 CLO LTD. C/O THL CREDIT	$994,897.96
THL CREDIT WIND RIVER 2016-1 CLO LTD.	$2,984,693.88
GALLATIN CLO VII 2014-1, LTD. C/O MP SENIOR CREDIT PARTNERS	$4,875,000.00
VOYA CLO 2015-1, LTD. C/O VOYA ALTERNATIVE ASSET	$2,939,698.49
VOYA CLO 2014-3, LTD. C/O VOYA ALTERNATIVE ASSET	$2,887,500.00
VOYA CLO 2014-4, LTD. C/O VOYA ALTERNATIVE ASSET	$2,932,330.83
VOYA CLO 2015-2, LTD. C/O VOYA ALTERNATIVE ASSET MGMT, LLC	$2,191,320.01
VOYA CLO 2016-1, LTD. C/O VOYA ALTERNATIVE ASSET	$1,144,132.65
VOYA CLO 2015-3 LTD. C/O VOYA ALTERNATIVE ASSET	$3,151,515.15

Lender	Initial Term Commitment
VOYA CREDIT OPPORT MASTER FUND C/O VOYA ALTERNATIVE ASSET	$223,852.04
VOYA CLO 2016-3, LTD. C/O VOYA ALTERNATIVE ASSET	$3,483,415.11
VOYA CLO 2016-4 LTD C/O VOYA ALTERNATIVE ASSET	$2,974,606.14
VOYA CLO 2012-3, LTD. C/O VOYA ALTERNATIVE ASSET	$1,742,841.13
VOYA CLO 2012-4, LTD C/O VOYA ALTERNATIVE ASSET	$1,105,331.63
VOYA CLO 2012-2 LTD. C/O VOYA ALTERNATIVE ASSET	$1,471,731.43
VOYA CLO 2013-1, LTD. 2711 CENTERVILLE RD STE 400	$1,671,428.57
VOYA CLO 2013-2, LTD. C/O VOYA ALTERNATIVE ASSET	$1,239,145.41
VOYA CLO 2013-3, LTD. C/O VOYA ALTERNATIVE ASSET	$1,376,938.78
VOYA CLO 2014-1, LTD. C/O VOYA ALTERNATIVE ASSET	$1,080,459.18
VOYA CLO 2014-2, LTD. C/O VOYA ALTERNATIVE ASSET	$1,366,989.80
VOYA CLO 2016-2, LTD. REF VOYA INVT MGT (SCTTSDL) FM	$1,094,387.76
VOYA FLOATING RATE FUND- VOYA FUNDS TRUST	$4,346,193.61
ISL LOAN TRUST 181 UNIVERSITY AVE STE 300	$358,163.27
CITY OF NEW YORK GROUP TRUST	$844,346.08
ISL LOAN TRUST II 181 UNIVERSITY AVE, SUITE 300	$184,056.12
NEW MEXICO STATE INV. COUNCIL C/O VOYA INVST MGMT CO LLC	$298,469.39

Lender	Initial Term Commitment
VOYA HIGH INCOME FLOATING RATE FUND	$149,234.69
MEDTRONIC HOLDING SWITZERLAND GMBH C/O VOYA INVESTMENT MGMT	$1,086,888.52
NN (L)-NN (L) FL SNR LNS SLCT C/O VOYA INVESTMENT	$596,938.78
AXIS SPECIALTY LIMITED C/O VOYA INVESTMENT MANAGEMENT	$298,469.39
SCHLUMBERGER GROUP TRUST C/O VOYA INVESTMENT MANAGEMENT	$149,234.69
VOYA INVEST TR. CO. PL. FOR CTF- VOYA SENIOR LOAN	$731,250.00
VOYA SENIOR INCOME FUND C/O VOYA INVESTMENTS, LLC	$2,244,949.75
VOYA PRIME RATE TRUST C/O VOYA INVESTMENTS, LLC	$2,684,422.65
NN (L)-NN (L) FLEX SENIOR LOANS	$11,577,227.02
BAYERNINVEST KVG MBH- BAYERINVEST ALTERNATIVE LOAN	$859,094.39
VOYA INVEST TR CO PL F EB INVEST FDS-VOYA SENIOR LOAN TR	$3,387,627.55
WELLS FARGO PRINCIPAL LENDING, LLC	$13,759,287.27
WHITEHORSE VIII, LTD. C/O H.I.G. WHITEHORSE	$2,089,285.72
TOTAL	$589,974,489.99

Exhibit D

EXHIBIT C TO THE CREDIT AGREEMENT

[Attached.]

EXHIBIT C

to the Credit Agreement

FORM OF COMPLIANCE CERTIFICATE

[                ], 20__

Reference is made to that certain Credit Agreement, dated as of May 8, 2014 (as amended, extended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), by and among, MACOM Technology Solutions Holdings, Inc. (f/k/a M/A-COM Technology Solutions Holdings, Inc.), as the Borrower, Goldman Sachs Bank USA, as Administrative Agent, Collateral Agent, Swing Line Lender and an L/C Issuer, each lender from time to time party thereto and the other agents and parties party thereto. Capitalized terms used herein have the meanings attributed thereto in the Credit Agreement unless otherwise defined herein. Pursuant to Section 6.02(a) of the Credit Agreement, the undersigned, solely in his/her capacity as a [            ]1 of the Borrower, certifies as follows:

1. [Attached hereto as Exhibit A is a consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended [                    ], 20 [    ], and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, together with related notes thereto, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by an opinion of Deloitte & Touche LLP or any other independent registered public accounting firm of nationally recognized standing, which opinion has been prepared in accordance with generally accepted auditing standards and is not subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than as may be required as a result of (x) a prospective default or event of default with respect to any financial covenant (including the financial covenant set forth in Section 7.11 of the Credit Agreement), (y) in the case of Term Lenders, an actual Default with respect to the financial covenant set forth in Section 7.11 of the Credit Agreement or (z) the impending maturity of the Loans). Also attached hereto as Exhibit A is an internally prepared management summary of pro forma adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements.]2,3 [Attached

[1]	To be a Responsible Officer of the Borrower.
[2]	To be included if accompanying annual financial statements only.
[3]	To the extent the financial information attached as Exhibit A relates to a Permitted Parent, such information shall be accompanied by an internally prepared management summary of consolidating information that explains in reasonable detail the differences between the information relating to such parent and its Subsidiaries on a consolidated basis, on the one hand, and the information relating to the Borrower and the Subsidiaries on a consolidated basis, on the other hand.

hereto as Exhibit A is a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of the fiscal quarter ended [            ], and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year (in the case of consolidated statements of income or operations) and the corresponding portion of the previous fiscal year, all in reasonable detail (collectively, the “Financial Statements”). Such Financial Statements fairly present in all material respects the financial position, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end adjustments and the absence of footnotes. Also attached hereto as Exhibit A is an internally prepared management summary of pro forma adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements.]4,5

2. [To my knowledge, except as otherwise disclosed to the Administrative Agent pursuant to the Credit Agreement, no Default has occurred and is continuing.] [If unable to provide the foregoing certification, attach an Annex A specifying the details of the Default that has occurred and is continuing and any action taken or proposed to be taken with respect thereto.]

3. [Attached hereto as Schedule 1 are reasonably detailed calculations setting forth Excess Cash Flow for the most recently ended fiscal year, which calculations are true and accurate on and as of the date of this Certificate.]6

4. [Attached hereto as Schedule 2 are reasonably detailed calculations, which calculations are true and accurate on and as of the date of this Certificate, of the Net Cash Proceeds received during the fiscal year ended [September] [October] [ ], 20[__] by or on behalf of the Borrower or any of its Restricted Subsidiaries in respect of any Disposition subject to prepayment pursuant to Section 2.05(b)(ii)(A) of the Credit Agreement and the portion of such Net Cash Proceeds that has been invested or is intended to be reinvested in accordance with Section 2.05(b)(ii)(B) of the Credit Agreement.]7

5. Attached hereto as Schedule 3 are reasonably detailed calculations setting forth the Total Net Leverage Ratio for the most recent Test Period, which calculations are true and accurate on and as of the date of this Certificate, to be used to determine the Applicable Rate and compliance with the covenant set forth in Section 7.11 of the Credit Agreement.

[4]	To be included if accompanying quarterly financial statements only.
[5]	To the extent the financial information attached as Exhibit A relates to a parent of the Borrower, such information shall be accompanied by an internally prepared management summary of consolidating information that explains in reasonable detail the differences between the information relating to such parent and its Subsidiaries on a consolidated basis, on the one hand, and the information relating to the Borrower and the Subsidiaries on a consolidated basis, on the other hand.
[6]	To be included only in annual Compliance Certificate beginning with the annual compliance certificate for fiscal year ending October 2, 2015.
[7]	To be included only in annual Compliance Certificate.

6. [Attached hereto as Schedule 4 is an update of the information required pursuant to Section 3.03(c) of the Security Agreement][There has been no change in respect of the information required pursuant to Section 3.03(c) of the Security Agreement since [the Closing Date][the date of the last annual Compliance Certificate.]]8

7. [Attached hereto as Annex B is a list of each Subsidiary of the Borrower that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary and/or an Immaterial Subsidiary] [There has been no change to the list of Subsidiaries of the Borrower or to any such Subsidiary’s designation as a Restricted Subsidiary, Unrestricted Subsidiary and/or Immaterial Subsidiary since [the Closing Date][the date of the last annual Compliance Certificate.]]]9

8. Attached hereto as Schedule 5 are reasonably detailed calculations setting forth the Total First Lien Leverage Ratio for the most recent Test Period, which calculations are true and accurate on and as of the date of this Certificate, to be used to determine the Applicable Rate.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

[8]	To be included only in annual Compliance Certificate.
[9]	To be included only in annual Compliance Certificate.

IN WITNESS WHEREOF, the undersigned, solely in his/her capacity as a [            ] of the Borrower, and not in his or her personal or individual capacity and without personal liability, has executed this certificate for and on behalf of the Borrower, and has caused this certificate to be delivered as of the date first set forth above.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

By:
Name:
Title:

SCHEDULE 1

TO COMPLIANCE CERTIFICATE

Excess Cash Flow

(a)	the sum, without duplication, of:

	(i)	Consolidated Net Income of the Borrower for such period

	(ii)	an amount equal to the amount of all non-cash charges (including depreciation and amortization) to the extent deducted in arriving at such Consolidated Net Income, but excluding any such non-cash charges representing an accrual or reserve for potential cash items in any future period and excluding amortization of a prepaid cash item that was paid in a prior period	$

	(iii)	decreases in Consolidated Working Capital for such period (other than any such decreases arising from acquisitions or Dispositions by the Borrower and the Restricted Subsidiaries completed during such period or the application of purchase accounting)	$

	(iv)	an amount equal to the aggregate net non-cash loss on Dispositions by the Borrower and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income	$

	(v)	the amount deducted as tax expense in determining Consolidated Net Income to the extent in excess of cash taxes paid or payable in respect of such periods	$

	(vi)	cash receipts in respect of Swap Contracts during such fiscal year to the extent not otherwise included in such Consolidated Net Income	$

(b)	over, the sum, without duplication; of:

	(i)	an amount equal to the amount of all non-cash gains or credits included in arriving at such Consolidated Net Income (but excluding any non-cash gains or credit to the extent representing the reversal of an accrual or reserve described in clause (a)(ii) above) and cash charges, losses or expenses excluded by virtue of clauses (a) through (q) of the definition of Consolidated Net Income in the Credit Agreement	$

(ii)	without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Capital Expenditures, Capitalized Software Expenditures or acquisitions of intellectual property accrued or made in cash during such period by the Borrower or the Restricted Subsidiaries to the extent financed with Internally Generated Cash	$

(iii)	the aggregate amount of all principal payments of Indebtedness of the Borrower and the Restricted Subsidiaries (including (A) the principal component of payments in respect of Capitalized Leases, (B) the amount of any repayment of Loans pursuant to Section 2.07 of the Credit Agreement, and (C) the amount of any mandatory prepayment of Loans pursuant to Section 2.05(b)(ii) of the Credit Agreement to the extent required due to a Disposition or Casualty Event that resulted in an increase to such Consolidated Net Income and not in excess of the amount of such increase, but excluding (W) all other prepayments of Term Loans (other than those specified in preceding clauses (B) and (C)) and all voluntary prepayments of Refinancing Equivalent Debt and Incremental Equivalent Debt, (X) all prepayments of Revolving Credit Loans and Swing Line Loans, (Y) all prepayments in respect of any other revolving credit facility and (Z) payments of Indebtedness constituting Indebtedness expressly subordinated to the Obligations, except in each case to the extent permitted to be paid pursuant to Section 7.13(a) of the Credit Agreement) made during such period, in each case to the extent financed with Internally Generated Cash	$

(iv)	an amount equal to the aggregate net non-cash gain on Dispositions by the Borrower and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income	$

(v)	increases in Consolidated Working Capital for such period (other than any such increases arising from acquisitions or Dispositions by the Borrower and the Restricted Subsidiaries completed during such period or the application of purchase accounting)	$

(vi)	cash payments by the Borrower and the Restricted Subsidiaries during such period in respect of long-term liabilities of the Borrower and the Restricted Subsidiaries (other than Indebtedness) to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income	$

(vii)	without duplication of amounts deducted pursuant to clauses (viii) and (xi) below in prior fiscal years, the amount of Investments made pursuant to Sections 7.02(b), (f), (i), (j), (m), (n), (s), (u) (other than Investments in Restricted Subsidiaries), (v) (other than Investments in Restricted Subsidiaries), (bb) (other than Investments in Restricted Subsidiaries), (dd), (ff) and (gg) of the Credit Agreement, and the amount of acquisitions made during such period to the extent that such Investments and acquisitions were financed with Internally Generated Cash and, to the extent applicable, not made in reliance on clause (b) of the definition of “Available Amount”	$

(viii)	the amount of Restricted Payments paid during such period pursuant to Sections 7.06(c), (f), (g), (h), (i), (k), (l), (o), (p) and (q) of the Credit Agreement in each case to the extent such Restricted Payments were financed with Internally Generated Cash and, to the extent applicable, not made in reliance on clause (b) of the definition of “Available Amount”	$

(ix)	the aggregate amount of expenditures, fees and expenses actually made or paid by the Borrower and the Restricted Subsidiaries with Internally Generated Cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed (or exceed the amount that is expensed) during such period or are not deducted in calculating Consolidated Net Income	$

(x)	the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and the Restricted Subsidiaries during such period that are made in connection with any prepayment of Indebtedness not prohibited under the Credit Agreement to the extent such prepayments are not expensed during such period or are not deducted in calculating Consolidated Net Income and such payments reduced Excess Cash Flow pursuant to clause (b)(iii) above or reduced the mandatory prepayment required by Section 2.05(b)(i) of the Credit Agreement	$

(xi)	without duplication of amounts deducted from Excess Cash Flow in prior periods, at the option of the Borrower, the aggregate consideration required to be paid in cash by the Borrower or any of the Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period or otherwise budgeted to be paid in cash, in either case, relating to tax expenses, interest payments, Investments, Restricted Payments, Permitted Acquisitions, Capital Expenditures, Capitalized Software Expenditures or acquisitions of intellectual property expected to be consummated or made during the period of four consecutive fiscal quarters of the Borrower following the end of such period; provided that, to the extent the aggregate amount of cash actually utilized to finance such tax expenses, interest payments, Investments, Restricted Payments, Permitted Acquisitions, Capital Expenditures, Capitalized Software Expenditures or acquisitions of intellectual property during such period of four consecutive fiscal quarters is less than the Contract Consideration or amount otherwise budgeted for, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters	$

(xii)	the amount of cash taxes paid or tax reserves set aside or payable (without duplication) in such period, to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period	$

(xiii)	cash expenditures in respect of Swap Contracts during such fiscal year to the extent not deducted in arriving at such Consolidated Net Income.	$

Excess Cash Flow (the sum of clauses (a)(i) through (a)(vi) over the sum of clauses (b)(i) through (b)(xiii))		$

SCHEDULE 2

TO COMPLIANCE CERTIFICATE

Net Cash Proceeds:

with respect to the Disposition of any asset by the Borrower or any of the Restricted Subsidiaries or any Casualty Event, the excess, if any, of:

(i)	the sum of:

	(A)	cash and Cash Equivalents received in connection with such Disposition or Casualty Event (including any cash and Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by or paid to or for the account of the Borrower or any of the Restricted Subsidiaries)	$

(ii)	over the sum of:

	(A)	the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness that is secured by the asset subject to such Disposition or Casualty Event and required to be repaid in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents and Refinancing Equivalent Debt)	$

	(B)	the out-of-pocket fees and expenses (including attorneys’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees) actually incurred by the Borrower or such Restricted Subsidiary in connection with such Disposition or Casualty Event and restoration costs following a Casualty Event	$

	(C)	taxes (including Restricted Payments in respect thereof pursuant to Section 7.06 of the Credit Agreement) paid or reasonably estimated to be payable in connection therewith (including taxes imposed on the distribution or repatriation of any such Net Cash Proceeds)	$

	(D)	in the case of any Disposition or Casualty Event by a non- wholly owned Restricted Subsidiary, the pro-rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (ii)(D)) attributable to minority interests and not available for distribution to or for the account of the Borrower or a wholly owned Restricted Subsidiary as a result thereof	$

(E)	any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by the Borrower or any Restricted Subsidiary after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, it being understood that “Net Cash Proceeds” shall include the amount of any reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in this clause (ii)(E)	$

Net Cash Proceeds (clause (i)(A) over the sum of clauses (ii)(A) through (E))[10]		$

Portion of Net Cash Proceeds that has been invested or is intended to be reinvested in accordance with Section 2.05(b)(ii)(B) of the Credit Agreement		$

[10]	No net cash proceeds calculated in accordance with the above realized in a single transaction or series of related transactions shall constitute Net Cash Proceeds unless such net cash proceeds shall exceed $5,000,000 and no such net cash proceeds shall constitute Net Cash Proceeds in any fiscal year until the aggregate amount of all such net cash proceeds in such fiscal year shall exceed $10,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Cash Proceeds).

SCHEDULE 3

TO COMPLIANCE CERTIFICATE

Total Net Leverage Ratio:11

(i)	Consolidated Net Debt:

(a)

Consolidated Total Debt of the Borrower and the Restricted Subsidiaries:

Consolidated Total Debt means, as of any date of determination, the aggregate principal amount of Indebtedness of the Borrower and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of recapitalization accounting or purchase accounting in connection with any Permitted Acquisition or any other Investment permitted hereunder, acquisitions completed prior to the Closing Date or for any other purpose), consisting of Indebtedness for borrowed money, Capitalized Lease Obligations or obligations in respect of other purchase money indebtedness, unreimbursed obligations in respect of drawn letters of credit (subject to the proviso below) and debt obligations evidenced by promissory notes or similar instruments; provided that Consolidated Total Debt shall not include Indebtedness in respect of (i) unreimbursed obligations in respect of drawn letters of credit until two (2) Business Days after such amount is drawn (it being understood that any borrowing, whether automatic or otherwise, to fund such reimbursement shall be counted) and (ii) obligations under Swap Contracts

$

	(b) Minus the aggregate amount of cash and Cash Equivalents of the Borrower and the Restricted Subsidiaries as of such date that is not Restricted	$

	Consolidated Net Debt	$

(ii)	Consolidated EBITDA:

(a) Consolidated Net Income for such period:

[11]	For the purposes of Section 7.11 of the Credit Agreement, Total Net Leverage Ratio is only tested when the Outstanding Amount of any Revolving Credit Loans and L/C Obligations (other than with respect to (x) undrawn Letters of Credit in an amount not in excess of $5,000,000 and (y) Letters of Credit outstanding that have been Cash Collateralized in an amount not less than 103% of the stated amount in accordance with the requirements of Section 2.03(g) of the Credit Agreement) exceeds 25% of the aggregate Revolving Credit Commitments as of the last day of any Test Period.

(i)	the aggregate of the Net Income of the Borrower and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP, (x) excluding, without duplication:		$

	(A)	any net after-tax extraordinary, non-recurring or unusual gains or losses, charges or expenses	$

	(B)	the cumulative effect of a change in accounting principles during such period, whether effected through a cumulative effect adjustment or a retroactive application, in each case in accordance with GAAP	$

	(C)	effects of adjustments (including the effects of such adjustments pushed down to the Borrower and its Subsidiaries) in such Person’s consolidated financial statements pursuant to GAAP (including in the property and equipment, software, goodwill, intangible assets, deferred revenue and debt line items thereof) resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to any consummated acquisition or the amortization or write-off of any amounts thereof (including any write-off of in process research and development), net of taxes	$

	(D)	any net after-tax income (loss) from disposed, abandoned, transferred, closed or discontinued operations (excluding held for sale discontinued operations actually disposed of) and any net after-tax gains or losses on disposal of disposed, abandoned, transferred, closed or discontinued operations	$

	(E)	any net after-tax gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions or the sale or other disposition of any Equity Interests of any Person other than in the ordinary course of business, as determined in good faith by the Borrower	$

(F)	the Net Income for such period of any Person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting; provided that the Borrower’s or any Restricted Subsidiary’s equity in the Net Income of such Person or Unrestricted Subsidiary shall be included in the Consolidated Net Income of the Borrower or such Restricted Subsidiary up to the aggregate amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) by such Person or Unrestricted Subsidiary to the Borrower or a Restricted Subsidiary in respect of such period (subject in the case of dividends, distributions or other payments made to a Restricted Subsidiary to the limitations contained in clause (G) below)	$

(G)	solely for the purpose of determining the Available Amount for application pursuant to Section 7.02(j), Section 7.06(c) and Section 7.13(a)(v) of the Credit Agreement, the Net Income for such period of any Restricted Subsidiary (other than the Borrower or any Guarantor) to the extent the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its equity holders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived; provided that Consolidated Net Income of the Borrower will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to the Borrower or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein	$

(H)	(i) any net unrealized gain or loss (after any offset) resulting in such period from obligations in respect of Swap Contracts and the application of Accounting Standards Codification 815 (Derivatives and Hedging) or any ineffectiveness recognized in earnings related to qualifying hedge transactions or the fair value of changes therein recognized in earnings for derivatives that do not qualify as hedge transactions, in each case, in respect of Swap Contracts, (ii) any net gain or loss resulting in such period from currency translation gains or losses related to currency re-measurements of Indebtedness (including the net loss or gain (A) resulting from Swap Contracts for currency exchange risk and (B) resulting from intercompany Indebtedness) and all other foreign currency translation gains or losses, and (iii) any net after-tax income (loss) for such period attributable to the early extinguishment or conversion of (A) Indebtedness, (B) obligations under any Swap Contracts or (C) other derivative instruments and all deferred financing costs written off or amortized and premiums paid or other expenses incurred directly in connection therewith	$

(I)	any goodwill or impairment charge or asset write-off or write-down, including impairment charges or asset write-offs or write-downs related to intangible assets, long-lived assets, investments in debt and equity securities or as a result of a change in law or regulation, in each case pursuant to GAAP, the amortization of intangibles arising pursuant to GAAP and the amortization of Capitalized Software Expenditures	$

(J)	any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any Investment or Permitted Acquisition, acquisitions completed prior to the Closing Date or any sale, conveyance, transfer or other disposition of assets, in each case, permitted under the Credit Agreement or that are consummated prior to the Closing Date, to the extent actually reimbursed, or, so long as the Borrower has made a determination that a reasonable basis exists for indemnification or reimbursement and only to the extent that such amount is in fact indemnified or reimbursed within 365 days of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so indemnified or reimbursed within such 365 days)	$

(K)	to the extent covered by insurance and actually reimbursed, or, so long as the Borrower has made a determination that a reasonable basis exists that such amount will in fact be reimbursed within 365 days of the date of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so reimbursed within such 365 days), expenses, charges or losses with respect to liability or casualty events or business interruption	$

(L)	any non-cash (for such period and all other periods) compensation charge or expense, including any such charge or expense arising from the grants of stock appreciation or similar rights, stock options, restricted stock or other rights or equity incentive programs	$

(M)	any income (loss) attributable to deferred compensation plans or trusts and any non-cash deemed finance charges in respect of any pension liabilities or other provisions or on the revaluation of any benefit plan obligation	$

	(N)	the amount of any expense to the extent a corresponding amount is received in cash by the Borrower and the Restricted Subsidiaries from a Person other than the Borrower or any Restricted Subsidiaries; provided such amount received has not been included in determining Consolidated Net Income (it being understood that if the amounts received in cash under any such agreement in any period exceed the amount of expense in respect of such period, such excess amounts received may be carried forward and applied against expense in future periods)	$

	(O)	any adjustments resulting from the application of Accounting Standards Codification Topic No. 460 (Guarantees), or any comparable regulation	$

	(P)	earn-out and contingent consideration obligations (including adjustments thereof and purchase price adjustments) incurred in connection with any Permitted Acquisition or other Investment permitted under the Credit Agreement and any acquisitions completed prior to the Closing Date	$

and (y) including, to the extent not already included in Consolidated Net Income and to the extent the related loss was deducted in the determination of Net Income, proceeds from any business interruption insurance.

$

(b)	plus (without duplication, and as determined in accordance with GAAP to the extent applicable):

(i)

(A) provision for taxes based on income or profits or capital, plus state, provincial, franchise, property or similar taxes and foreign withholding taxes and foreign unreimbursed value added taxes, of such Person for such period (including, in each case, penalties and interest related to such taxes or arising from tax examinations) deducted in computing Consolidated Net Income and (B) amounts paid to a Permitted Parent in respect of taxes in accordance with Section 7.06(g) of the Credit Agreement, solely to the extent such amounts were deducted in computing Consolidated Net Income,

$

(ii)	(A) total interest expense of such Person and, to the extent not reflected in $ such total interest expense, any losses on hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, and (B) bank fees and costs owed with respect to letters of credit, bankers acceptances and surety bonds, in each case under this clause (B), in connection with financing activities and, in each case under clauses (A) and (B), to the extent the same were deducted in computing Consolidated Net Income,	$

(iii)	Consolidated Depreciation and Amortization Expense for such period to the extent such depreciation and amortization expenses were deducted in computing Consolidated Net Income,	$

(iv)	any (A) Transaction Expenses and (B) fees, costs, expenses or charges incurred (I) in connection with (x) any issuance or offering of Equity Interests, Investment, acquisition (including any one-time costs incurred in connection with any Permitted Acquisition or any other Investment permitted under the Credit Agreement after the Closing Date), Disposition, recapitalization or the issuance, incurrence, redemption or repayment of Indebtedness (including, with respect to Indebtedness, a refinancing thereof), (y) any amendment, waiver, consent or modification to any documentation governing the terms of any transaction described in the immediately preceding subclause (x) or (z) any amendment, waiver, consent or modification to any Loan Document, in each case under subclauses (x), (y) and (z), whether or not such transaction or amendment, waiver, consent or modification is successful, and solely to the extent such transaction or amendment, waiver, consent or modification is permitted to be incurred, made or entered into in accordance with the Credit Agreement or (II) to the extent reimbursable by third parties, pursuant to indemnification provisions, in each case, deducted in computing Consolidated Net Income,	$

(v)	any charges, losses or expenses related to signing, retention, relocation, recruiting or completion bonuses or recruiting costs, severance costs, transition costs, curtailments or modifications to pension and post-retirement employee benefit plans (including any settlement of pension liabilities), pre-opening, opening, closing and consolidation costs and expenses with respect to any facilities, facility start-up costs, costs and expenses relating to implementation of operational and reporting systems and technology initiatives, costs and expenses relating to any registration statement, or registered exchange offer in respect of any Indebtedness permitted under the Credit Agreement, costs incurred in connection with product and intellectual property development and new systems design, project start-up costs, integration and systems establishment costs, costs of strategic initiatives, business optimization expenses or costs (including costs and expenses relating to intellectual property restructurings) and cash restructuring charges or reserves,	$

(vi)	stock warrant and stock related liabilities recorded in accordance with GAAP, solely to the extent such amounts were deducted in computing Consolidated Net Income,	$

(vii)	any other non-cash charges, expenses, losses or items, including any write offs or write downs, reducing such Consolidated Net Income for such period (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, (1) the Borrower may determine not to add back such non-cash charge in the current period and (2) to the extent the Borrower does decide to add back such non-cash charge, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period),	$

(viii)	the amount of any minority interest expense or non-controlling interest consisting of Subsidiary income attributable to minority equity interests of third parties in any non-wholly owned Subsidiary deducted in calculating Consolidated Net Income,	$

(ix)	the amount of customary fees, reasonable out-of-pocket costs, indemnities and expenses paid or accrued in such period to any Permitted Holder or any of their Affiliates to the extent required under the Summit Sale Documents and deducted in such period in computing Consolidated Net Income,	$

(x)	the amount of “run rate” cost savings, operating expense reductions, restructuring charges and expenses and synergies related to any acquisition consummated after the Borrower’s fiscal year ended September 27, 2013 and prior to the Closing Date (without duplication of any amounts added back pursuant to Section 1.08(c) of the Credit Agreement in connection with a Specified Transaction) projected by the Borrower in good faith to result from actions taken, committed to be taken or expected to be taken no later than twenty-four (24) months after the date such acquisition was consummated (which “run rate” cost savings, operating expense reductions, restructuring charges and expenses and synergies shall be calculated on a pro forma basis as though such “run rate” cost savings, operating expense reductions, restructuring charges and expenses and synergies had been realized on the first day of the period for which Consolidated EBITDA is being determined), net of the amount of actual benefits realized during such period from such actions; provided that such “run rate” cost savings, operating expense reductions, restructuring charges and expenses and synergies are reasonably identifiable and factually supportable (in the good faith determination of the Borrower),	$

(xi)	the amount of “run rate” cost savings, operating expense reductions, restructuring charges and expenses and synergies related to any Specified Transaction, restructurings, cost savings initiatives and other initiatives after the Closing Date (without duplication of any amounts added back pursuant to Section 1.08(c) of the Credit Agreement in connection with a Specified Transaction) and projected by the Borrower in good faith to result from actions taken, committed to be taken or expected to be taken no later than twenty-four (24) months after the end of such period (which “run rate” cost savings, operating expense reductions, restructuring charges and expenses and synergies shall be calculated on a pro forma basis as though such “run rate” cost savings, operating expense reductions, restructuring charges and expenses and synergies had been realized on the first day of the period for which Consolidated EBITDA is being determined), net of the amount of actual benefits realized during such period from such actions; provided that such “run rate” cost savings, operating expense reductions, restructuring charges and expenses and synergies are reasonably identifiable and factually supportable (in the good faith determination of the Borrower),	$

(xii)	,	$

(xiii)	Specified Legal Expenses,

(xiv)	accruals and reserves that are established or adjusted (x) within 12 months after the Closing Date and that are so required to be established or adjusted in accordance with GAAP or (y) after the closing of any acquisition that are so required as a result of such acquisition in accordance with GAAP, or changes as a result of the adoption or modification of accounting polices, whether effected through a cumulative effect adjustment, restatement or a retroactive application,	$

	minus (without duplication, and as determined in accordance with GAAP to the extent applicable) any non-cash gains increasing Consolidated Net Income for such period, excluding any gains that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period (other than such cash charges that have been added back to Consolidated Net Income in calculating Consolidated EBITDA in accordance with this clause (b))	$

	Consolidated EBITDA	$

Consolidated Net Debt to Consolidated EBITDA		[ ]:1.00

	Covenant Requirement	No more than 4.50:1.00

SCHEDULE 5

TO COMPLIANCE CERTIFICATE

Total First Lien Leverage Ratio:

(i)	Consolidated First Lien Debt:

	Consolidated First Lien Debt means, as of any date of determination, Consolidated Total Debt of the Borrower and the Restricted Subsidiaries (item (i)(a) on Schedule 3) that is secured by a first priority Lien on any asset or property of the Borrower or any Guarantor	$

(ii)	Consolidated EBITDA (item (ii) on Schedule 3):	$

Consolidated First Lien Debt to Consolidated EBITDA		[ ]:1.00

C-23